May 13, 2013

ADVANTAGE FUNDS, INC.

- Dreyfus Opportunistic Midcap Value Fund

Supplement to Summary and Statutory Prospectuses

dated January 1, 2013

The following information supersedes and replaces the information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation.  The fund is managed by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management LLC (TBCAM), an affiliate of The Dreyfus Corporation.  The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile.  Mr. Daglio, a senior vice president at TBCAM, has been the fund's primary or lead portfolio manager since September 2003.  Messrs. Boyd and Dutile are each equity research analysts and portfolio managers at TBCAM.  Messrs. Boyd and Dutile have been portfolio managers of the fund since December 2008.

The following information supersedes and replaces the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management":

The fund is managed by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management LLC (TBCAM), a wholly owned subsidiary of BNY Mellon and an affiliate of Dreyfus.  The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile.  Mr. Daglio, a senior vice president at TBCAM, where he has been employed since 1998, has been the fund's primary or lead portfolio manager since September 2003.  Messrs. Boyd and Dutile are each equity research analysts and portfolio managers at TBCAM, where they have been employed since 2005 and 2006, respectively.  Messrs. Boyd and Dutile have been portfolio managers of the fund since December 2008.